Exhibit 99.3

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of March 30, 2004, among EMC Mortgage Corporation (the “Assignor”), JPMorgan Chase Bank, as trustee for the holders of Bear Stearns Asset Backed Securities Trust 2004-SD1, Mortgage Pass-Through Certificates, Series 2004-SD1 (the “Assignee”) and Bank of America, N.A. (the “Company”) and acknowledged and agreed to by Wells Fargo Bank, N.A, as master servicer and securities administrator under the Pooling and Servicing Agreement (as defined below).

           Whereas, pursuant to the Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2003 (the “Servicing Agreement”) between the Assignor and the Company, the Company has agreed to service certain residential mortgage loans (the “Assigned Loans”) for the Assignor as owner of the Assigned Loans.

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans now serviced by the Company for Assignor and its successors and assigns pursuant to the Servicing Agreement and the Assignor’s right, title and interest to and under the Servicing Agreement, shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Assignment and Assumption

           1.   The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Servicing Agreement. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Subsection 7.01 and Subsection 7.02 of the Servicing Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Servicing Agreement other than those set forth on Attachment 1.

Representations, Warranties and Covenants

           2.   The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

a.	Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.	The Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to the Assignee as contemplated herein and in the Pooling and Servicing Agreement, dated as of March 1, 2004, among Bear Stearns Asset Backed Securities Inc, the Assignor, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and JPMorgan Chase Bank, as trustee (the "Pooling and Servicing Agreement"), the Assignee shall have good title to each and every Assigned Loan, as well as any and all of the Assignee's interests and rights under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

c.	There are no offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Servicing Agreement;

d.	The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Assigned Loan;

e.	The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

f.	The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

g.	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

h.	The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to the Servicing Agreement with respect to the Assigned Loans and has not received, and has not requested from the Company, any additional documents; and

i.	No event has occurred from the Closing Date to the date hereof which would render the representations and warranties as to the related Assigned Loans made by the Company in the Servicing Agreement to be untrue in any material respect;

           3.   The Assignee warrants and represents to, and covenants with, the Assignor and the Company as of the date hereof:

a.	The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Assigned Loans on behalf of the holders of Bear Stearns Asset Backed Securities Trust 2004-SD1, Asset-Backed Certificates, Series 2004-SD1;

b.	The Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

c.	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

d.	The Assignee assumes for the benefit of each of the Assignor and the Company all of the Assignor's rights under the Servicing Agreement and the Servicing Agreement, but solely with respect to such Assigned Loans.

           4.   The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

a.	Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given to the Company thereunder;

b.	The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreement;

c.	The Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's articles of association or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.	No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby, except such as has been obtained, effected or taken prior to the date hereof;

e.	The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Assignee with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor; and

f.	No certification, statement, report or other agreement, document or instrument furnished or to be furnished by the Company pursuant to this AAR Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

           5.   The Assignor hereby agrees to indemnify and hold the Assignee and the Company (and their respective successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Assignee and the Company (and their respective successors and assigns) may sustain in any way related to any breach of the representations or warranties of the Assignor set forth in this AAR Agreement or the breach of any covenant or condition contained herein.

Recognition of the Assignee

           6.   From and after the date hereof, the Company shall recognize the Assignee as owner of the Assigned Loans, and acknowledges that the Assigned Loans are intended to be part of a REMIC or multiple REMICs, and will service the Assigned Loans in accordance with the Servicing Agreement and this AAR Agreement but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Company and the Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Assignee.

           6A.   Notwithstanding any term hereof to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Assignment and Assumption Agreement is acknowledged and accepted by the Assignee not individually or personally but solely as Assignee for the Trust in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of the Assignee but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall the Assignee be personally liable for the payment of any indebtedness or expenses of the Assignee or the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Assignee, the Assignor or the Trust under this Assignment and Assumption Agreement or made or undertaken by the Assignee, the Assignor or the Trust under the Servicing Agreement or the Pooling and Servicing Agreement. Any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Bear Stearns Asset Backed Securities Trust, Asset-Backed Certificates, Series 2004-SD1.

Modification of the Servicing Agreement

           7.   The Company and Assignor hereby amend the Servicing Agreement, solely to the extent they relate to the Assigned Loans, as follows:

          The following definitions are added to Section 1 of the Servicing Agreement:

Assignee: JPMorgan Chase Bank, as trustee for the holders of Bear Stearns Asset Backed Securities Trust 2004-SD1, Asset-Backed Certificates, Series 2004-SD1.

Master Servicer: Wells Fargo Bank, N.A., or its successors in interest who meet the qualifications of the Pooling and Servicing Agreement and this Agreement.

Pooling and Servicing Agreement: That certain pooling and servicing agreement, dated as of March 1, 2004, among Bear Stearns Asset Backed Securities, Inc., the Trustee, the Master Servicer and the Purchaser.

Trustee: JPMorgan Chase Bank, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

          The following are added as the last three paragraphs of Subsection 11.01 of the Servicing Agreement:

“Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC. The Servicer shall not enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit a REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

          The third full paragraph of Subsection 11.13 of the Servicing Agreement is deleted in its entirety and replaced with the following paragraph:

“Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee.”

          The following is added as Subsection 13.01(h) of the Servicing Agreement:

(h) failure by the Servicer to duly perform, within the required time period, its obligations under Subsections 11.20 or 11.21 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

Miscellaneous

           8.   All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

a. In the case of the Company,

Bank of America, N.A.
201 North Tryon Street
Charlotte, North Carolina 28255
Attention: Secondary Marketing Manager

   b. In the case of the Assignor,

EMC Mortgage Corporation
Mac Arthur Ridge II
909 Hidden Ridge Drive, Suite 200
Irving, Texas 75038
Attention: Ralene Ruyle
Telecopier No.: (972) 444-2810

     With a copy to:

Bear Stearns Mortgage Capital Corporation
383 Madison Avenue
New York, New York 10179
Attention: Michelle Sterling

   c. In the case of the Securities Administrator,
Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046

or, if by overnight delivery to:

9062 Old Annapolis Road
Columbia, Maryland 21045,
Attention: BSABS 2004-SD1
Telecopier No.: (410) 715-2380

   d. In the case of the Assignee,

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, NY 10004
Attention: Institutional Trust
Services/Global Debt
BSABS 2004-SD1
Telecopier No.: (212) 623-5858

           9.   Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

           10.   This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           11.   No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           12.   This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

           13.   This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreement to the extent of the Assigned Loans by the Assignor to the Assignee and the termination of the Servicing Agreement.

           14.   This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

           15.   In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

           16.   The Company hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement and therefor has the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the Servicing Agreement and this AAR Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement as provided thereunder, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company each as provided by the Servicing Agreement. The Company shall make all distributions under the Servicing Agreement, as they relate to the Assigned Loans, to the Master Servicer by wire transfer of immediately available funds to:

Bear Stearns BSABS 2004-SD1 Master Servicer Collection Account
Wells Fargo Bank, N.A.
ABA# 121000248
Account Name: SAS Clearing
Account # 3970771416
For Further Credit to: BSABS 2004-SD1, Account # 18154300

and the Company shall deliver all reports required to be delivered under the Servicing Agreement, as they relate to the Assigned Loans, to the Assignee at the Assignee’s address set forth in Section 8 herein and to the Master Servicer at:

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045 Attention: BSABS 2004-SD1 Telecopier No.: (410) 715-2380

JPMORGAN CHASE BANK,
as trustee for the holders of Bear Stearns
   Asset-Backed Securities Trust 2004-SD1,
   Asset-Backed Certificates, Series 2004-SD1

By:  /s/ Eboni D. Dawkins
Name:   Eboni D. Dawkins
Its:     Trust Officer

EMC MORTGAGE CORPORATION

By:  /s/ Dana Dillard
Name:   Dana Dillard
Its:     Senior Vice President

BANK OF AMERICA, N.A., Company

By:  /s/ Jill E. Payne
Name:   Jill E. Payne
Its: Vice President

Acknowledged and Agreed

WELLS FARGO BANK, N.A., as Master Servicer

By:  /s/ Stacey Taylor
Name:   Stacey Taylor
Its:     Assistant Vice President

ATTACHMENT 1

ASSIGNED LOAN SCHEDULE

(Available Upon Request)

ATTACHMENT 2

SERVICING AGREEMENT, dated December 1, 2003, between Bank of America, N.A., and EMC Mortgage Corporation

(Available Upon Request)